UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                                 April 25, 2006


                      BRITTON & KOONTZ CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


        Mississippi                    0-22606                   64-0665423
        -----------                   ---------                  ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                   500 Main Street, Natchez, Mississippi 39120
               (Address of Principal Executive Offices) (Zip Code)


                                 (601) 445-5576
               Registrant's Telephone Number, Including Area Code:


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     At the 2006 Annual Meeting of Shareholders of Britton & Koontz Capital Corporation (the "Company") held on April 25, 2006, the shareholders of the Company approved an amendment to the Company's Restated Articles of Association eliminating cumulative voting rights in the election of directors. The Company filed Articles of Amendment to Restated Articles of Association of the Company with the Mississippi Secretary of State on April 26, 2006. A copy of the Amendment to Restated Articles of Association is attached hereto as Exhibit 3.1.

Item 9.01  Financial Statements and Exhibits.

      (d)    Exhibits

      3.1 Articles of Amendment to Restated Articles of Association of Britton & Koontz Capital Corporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BRITTON & KOONTZ CAPITAL CORPORATION


April 26, 2006                             /s/ W. Page Ogden
                                           ------------------------------------
                                           W. Page Ogden
                                           President and Chief Executive Officer

                                 Exhibits Index

Exhibit
Number          Item

 3.1 Articles of Amendment to Restated Articles of Association of Britton & Koontz Capital Corporation.

                                   EXHIBIT 3.1


                              ARTICLES OF AMENDMENT
                                       TO
                        RESTATED ARTICLES OF ASSOCIATION
                                       OF
                      BRITTON & KOONTZ CAPITAL CORPORATION

                              ARTICLES OF AMENDMENT
                                       TO
                        RESTATED ARTICLES OF ASSOCIATION
                                       OF
                      BRITTON & KOONTZ CAPITAL CORPORATION

     Pursuant  to the  provisions  of  Section  79-4-10.06  of  the  Mississippi
Business Corporation Act, Britton & Koontz Capital Corporation adopts the following Articles of Amendment to its Restated Articles of Association:

          ONE: The name of the corporation is Britton & Koontz Capital Corporation.

          TWO: The following amendment of the Restated Articles of Association was approved by the shareholders of the corporation on April 25, 2006 in the manner required by the Mississippi Business Corporation Act and by the Restated Articles of Association:

                  RESOLVED, that the Restated Articles of Association of Britton & Koontz Capital Corporation are hereby amended by adding an Article Thirteenth, which shall read as follows:

                  "THIRTEENTH: Holders of the Corporation's capital stock shall not be entitled to cumulate their votes in the election of directors of the Corporation."

          THREE: The number of shares of stock of Britton & Koontz Capital Corporation outstanding at the time of adoption of the foregoing amendment was two million one hundred seventeen thousand eighty-six (2,117,086) shares of common stock, all of one class, and the number of shares entitled to vote on such amendment was two million one hundred seventeen thousand eighty-six (2,117,086) shares.

          FOUR: The number of shares voting for the amendment to eliminate cumulative voting in the election of directors of the corporation was 1,093,908, the number of shares voting against such amendment was 687,712, and the number of shares abstaining from the vote on such amendment was 9,312.

     Executed by the undersigned President and Chief Executive Officer of Britton & Koontz Capital Corporation, on this 25th day of April, 2006, at Natchez, Mississippi.

                                            BRITTON & KOONTZ CAPITAL CORPORATION


                                            By:  /s/ W. Page Ogden
                                                 ---------------------------
                                                 Name:   W. Page Ogden
                                                 Title:  President and Chief
                                                         Executive Officer